Baird Equity Opportunity Fund

Trading Symbols:
BSVSX – Investor Class Shares
BSVIX – Institutional Class Shares

Summary Prospectus
May 1, 2022

Before you invest, you may want to review the Baird Equity Opportunity Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2022, are incorporated by reference into this summary prospectus.

Investment Objective
The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees(1)	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(2)	0.65%	0.65%
Total Annual Fund Operating Expenses	2.15%	1.90%
Less: Fee Waiver/Expense Reimbursement(3)	-0.65%	-0.65%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.25%
(1)Effective December 12, 2021 the Fund’s management fee increased from 0.85% to 1.25% as approved by shareholders of the Fund at a meeting held on December 7, 2021.
(2)On December 13, 2021, the Fund acquired the assets of the Baird Small/Mid Cap Value Fund, a former series of Baird Funds, Inc. (the “Company”). Accordingly, “Other Expenses” are based on amounts estimated to be incurred for the current fiscal year after giving effect to this transaction.
(3)Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.25% and 1.50% of average daily net assets for the Institutional Class and Investor Class shares, respectively. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The agreement will continue in effect through at least April 30, 2025 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors. The Advisor is not entitled to recoup any fees waived and/or expenses reimbursed under the agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the fee waiver/expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$153	$474	$965	$2,318
Institutional Class Shares	$127	$397	$834	$2,053

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio. The cost of purchases and proceeds from sales of securities that were incurred by the Fund subsequent to the appointment of Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”) effective December 12, 2021 that related to the alignment of the Fund's portfolio with Greenhouse’s investment style are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 189% for the year ended December 31, 2021.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. However, the Fund will not borrow for investment purposes.

The Fund invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations (those with market capitalizations, at the time of purchase, of less than $20 billion). Although the Fund invests principally in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities of foreign companies.

Equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”) or other depositary shares or receipts, rights, warrants, exchange-traded funds (“ETFs”), and options whose reference asset is an equity security or equity securities index. In addition to equity ETFs, the Fund may also invest in ETFs generally. The Fund may also purchase and sell (or write) options to hedge its portfolio or enhance returns.

The Fund will normally hold a limited number (typically 25 to 50) of companies. However, the Fund may hold fewer or more companies from time to time and invest in companies with larger market capitalizations when the Subadvisor believes doing so will help efforts to achieve the Fund’s investment objective. The Fund will hold a mix of both value and growth stocks as part of the Subadvisor’s opportunistic approach to investing.

The Fund is “non-diversified,” meaning that it may invest a greater percentage of its assets in a smaller number of companies than a diversified mutual fund. Given the Subadvisor’s opportunistic investment strategy, the Fund will generally be overweight in certain sectors and underweight in other sectors, as compared to the sector weightings of the Russell 2000® Index (the Fund’s benchmark index), based on the Subadvisor’s judgment of the sectors’ relative attractiveness and its individual securities selection. The Fund may have little or no exposure to certain sectors. The Fund’s sector exposures will likely change over time, as macroeconomic, market, sector and company-specific conditions change.

In selecting investments for the Fund, the Subadvisor employs bottom-up research and fundamental analyses with a focus on companies that the Subadvisor believes possess a favorable risk/return profile. The Subadvisor seeks attractive opportunities for the Fund by evaluating industry dynamics and competitive forces as well as a company’s business model, earnings quality, profitability, cash flows, management acumen and demonstrated capital stewardship. Extensive financial modeling and valuation assessments are then used to calculate the expected risk and return, after which the Subadvisor exercises its experience and judgment to determine timing and position sizing.

The Subadvisor seeks companies with the following key attributes:

•Large addressable market with a well-structured competitive landscape;
•Attractive business model with a sustainable competitive advantage;
•Stable or expanding profit margins and return on capital;
•Positive and growing free cash flow;
•Disciplined management team practicing intelligent capital deployment; and
•The presence or prediction of meaningful change including business model, product set, management, capital allocation strategy and valuation.

The Subadvisor also considers environmental, social and governance (ESG) factors as part of its overall investment decision-making because of the impacts those factors may have on a company’s performance. The Subadvisor believes ESG factors vary across companies, industries and sectors and therefore does not apply exclusionary ESG screens in selecting investments for the Fund. There are no universally accepted ESG factors and the Subadvisor will consider them at its discretion.

The Subadvisor considers the following factors, among others, in deciding to sell positions: when the price objective has been reached with no change to underlying fundamentals, when a significant negative event changes the Subadvisor’s view of the company’s prospects, when target catalysts are realized or when an investment loses its attractiveness relative to other potential opportunities. The Subadvisor will also trim or sell securities to manage the Fund’s risk related to position sizing.

Although the Subadvisor’s target investment horizon is generally measured in years, the Subadvisor may from time to time engage in short-term trading for the Fund to take advantage of potential opportunities, which may increase portfolio turnover.

Principal Risks
Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. U.S. and international markets have experienced price volatility in recent months and years. Continuing market volatility may have adverse effects on the Fund.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return to the Fund and a loss to you.

Non-Diversified Fund Risks
As a non-diversified fund, the Fund may invest a larger percentage of its assets in a smaller number of companies compared to a diversified fund. As a result, a decline in value of one or a few securities held by the Fund will more adversely impact the Fund’s performance than if the Fund’s assets were more evenly invested in a larger number of companies. The Fund’s share price can be expected to fluctuate more than that of a similar fund that is diversified.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Smaller Market Capitalization Risks
Stocks of companies with small and medium market capitalizations involve a higher degree of risk than investments in the broad-based equities market. Small- to mid-capitalization stocks are often more volatile and less liquid than investments in larger companies, and are more likely to be adversely affected by poor economic or market conditions. In addition, small- to mid-capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

Economic Sector Risks
The Fund may invest a higher percentage of its total assets in one or more economic sectors, which may involve being overweight in those sectors relative to the Fund’s benchmark index. Adverse conditions impacting those sectors may have a significant negative impact on the Fund’s absolute and relative performance.

Options Risks
The Fund may purchase and sell (or write) call and put options. Options are subject to various types of risks, including market risk, liquidity risk, volatility risk, counterparty risk, legal risk and operations risk. With options purchased by the Fund, the risk is limited to the premium paid for the option if the underlying stock price moves in the opposite direction from desired and the option expires worthless. For options sold or written by the Fund, the primary risk is that the underlying stock price may move directionally away from the exercise price resulting in the option holder exercising the option and requiring the Fund to either deliver the securities (in the case of a call option) or pay for the securities (in the case of a put option) and recognize a significant loss.

ETF Risks
You will indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Accordingly, your cost of investing in the Fund will generally be higher than the cost of investing directly in the ETF. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the underlying assets they track.

New Subadvisor Risks
The Subadvisor has not previously served as a sub-adviser to a registered investment company. It is possible the Subadvisor may not achieve the Fund’s intended investment objective.

Portfolio Turnover Risks
The Fund may from time to time buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various economic sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, withholding of foreign taxes, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are subject to different auditing and financial reporting standards than those applicable to domestic companies.

Small Fund Risk
There can be no assurance that the Fund will grow to or maintain an economically viable size.

Shareholder Concentration Risk
A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Advisor. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs and could increase the Fund’s ongoing operating expenses, which would negatively impact the remaining shareholders of the Fund.

ESG Considerations Risk
Consideration of ESG factors in the investment process may cause the Subadvisor to forgo opportunities to invest in certain companies or to gain exposure to certain industries or regions and, therefore, carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider such factors.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Recent Market Events
Russia’s invasion of Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices and the global economy. Measures of inflation have increased to levels not experienced in forty years. Uncertainty regarding the speed and magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation without causing a recession, may negatively impact asset prices and increase market volatility. The ongoing coronavirus (COVID-19) pandemic presents global health concerns and a continued risk to the global economy. The U.S. will hold a mid-term election later in 2022. The financial markets may experience periods of heightened volatility as investors assess the impact of the election outcome and potential policy changes. It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.

Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for one and five years and since inception periods compare with those of a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. As of December 12, 2021, the Subadvisor became the Fund’s sub-advisor, the Fund’s name changed to the Baird Equity Opportunity Fund, and the Fund became classified as non-diversified for purposes of the Investment Company Act of 1940. Prior to December 12, 2021, the Fund was known as the Baird SmallCap Value Fund and was managed by the Advisor without the use of a sub-advisor and with a different investment strategy. The performance results shown in the bar chart and table below for periods prior to December 12, 2021 reflect periods during which the Fund was managed by the Advisor prior to the retention of the Subadvisor and when the Fund was managed as a diversified portfolio for purposes of the Investment Company Act of 1940. The performance record for periods prior to December 12, 2021 does not illustrate the performance of the Subadvisor or the Fund’s investment strategy in effect as of the date of this prospectus. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1‑866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	4th quarter 2020	27.62%
Worst quarter:	1st quarter 2020	-27.11%

Average Annual Total Returns as of December 31, 2021
	1 Year	5 Years	Since Inception 5/1/12
Institutional Class
Return Before Taxes	19.40%	7.48%	8.88%
Return After Taxes on Distributions	18.04%	6.55%	8.22%
Return After Taxes on Distributions and Sale of Fund Shares	12.37%	5.74%	7.15%
Investor Class
Return Before Taxes	19.16%	7.22%	8.61%

Average Annual Total Returns as of December 31, 2021
	1 Year	5 Years	Since Inception 5/1/12
Russell 2000® Index(1) (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	12.52%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	11.36%
(1)    Effective December 12, 2021, in connection with appointing Greenhouse as Subadvisor, the Fund’s primary benchmark was changed to the Russell 2000® Index, replacing the Russell 2000® Value Index, because it is a more comparative benchmark to the Fund’s principal investment strategies under the Subadvisor’s management.

After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. After‑tax returns are not relevant if you hold your shares through a tax‑deferred or other tax-advantaged account, such as a 401(k) plan or an individual retirement account.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Investment Subadvisor
Greenhouse Funds LLLP is the Fund’s sub-advisor.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Joseph Milano, CFA	December 2021	Founder and Chief Investment Officer of the Subadvisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1‑866‑442-2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs)	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains unless you are investing through a tax-deferred arrangements or other tax-advantaged arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon the withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Fund as “clean” shares and will charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.